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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  -----------

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934


                             THINK NEW IDEAS, INC.
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             (Exact name of registrant as specified in its charter)

     Delaware                                            95-4578104
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(State or other jurisdiction                   (IRS Employer Identification No.)
 of incorporation)

45 West 36th Street, Second Floor, New York, New York                  10018
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(Address of principal executive offices)                            (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered        Name of each exchange on which
                                               each class is to be registered.

N/A                                            N/A
---------------------------------------        -------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock, par value $.0001
                        ------------------------------
                               (Title of Class)
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Item 1.    Description of Registrant's Securities to be Registered
           -------------------------------------------------------


      The information required herein is incorporated by reference to "Description of Securities" in the Registrant's Registration Statement on Form SB-2 (File No. 333-12795) as originally filed with the Securities and Exchange Commission on September 26, 1996 and as thereafter amended the ("Registration Statement").


Item 2.    Exhibits
           --------

           The exhibits required herein have been filed as a part of the Registration Statement:





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                                   SIGNATURES


      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized.



                                   THINK NEW IDEAS, INC.



Dated:  November 20, 1996           By:
                                       ----------------------------------------
                                       Melvin Epstein, Chief Financial Officer





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                                   SIGNATURES


      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized.



                                   THINK NEW IDEAS, INC.



Dated:  November 20, 1996           By: /s/ Melvin Epstein
                                        ----------------------------------------
                                        Melvin Epstein, Chief Financial Officer





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